UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 02/20/2009

CV THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-21643

Delaware	43-1570294
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3172 Porter Drive, Palo Alto, CA 94304

(Address of principal executive offices, including zip code)

650-384-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

(a)

On February 20, 2009, CV Therapeutics, Inc. (the “Company”) publicly disseminated a press release announcing that the Company’s board of directors has again reviewed and rejected the previously announced unsolicited proposal from Astellas Pharma Inc. (“Astellas”) to acquire the Company at a price of $16.00 per share. After consideration of the Astellas proposal with its independent financial and legal advisors, the Company’s board of directors concluded that the proposal significantly undervalues the Company and is not in the best interests of the Company and its stockholders.

Louis G. Lange, the Company’s chairman and chief executive officer, sent a letter to that effect to Masafumi Nogimori, president and chief executive officer of Astellas, on February 20, 2009. A copy of the Company’s press release, dated February 20, 2009, including the full text of the letter, is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities under that Section of the Exchange Act, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The Astellas proposal is further described in the Company’s Current Report on Form 8-K filed on January 30, 2009 and the press release attached as Exhibit 99.1 thereto. The Company’s board of directors had previously rejected the same proposal on November 21, 2008.

(b)

In addition, as relates to the Lexiscan® (regadenson injection) product being sold in the United States by the Company’s collaborative partner Astellas US LLC (a U.S. subsidiary of Astellas Pharma Inc.), the Company believes that the product should expand the overall market for pharmacologic stress imaging agents in the United States, that the product could capture a significant portion of the market for such agents in the United States in 2009 and become a multi-hundred million dollar product as well this year, and that the product may ultimately achieve more than $500 million in total worldwide sales over time assuming future regulatory approvals and launches.

The matters set forth in this report are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including operating losses and fluctuations in operating results; capital requirements; regulatory review and approval of CV Therapeutics’ products; the conduct and timing of clinical trials; commercialization of products; market acceptance of products; product labeling; concentrated customer base; reliance on strategic partnerships and collaborations; uncertainties in drug development; uncertainties regarding intellectual property; and other risks detailed from time to time in CV Therapeutics SEC reports, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. CV Therapeutics disclaims any intent or obligation to update these forward-looking statements.

*****

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated February 20, 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CV THERAPEUTICS, INC.

Date: February 20, 2009	By:	/s/ TRICIA BORGA SUVARI
TRICIA BORGA SUVARI
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release dated February 20, 2009.